UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

Dynamic Energy Alliance Corporation
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

10000 North Central Expressway Suite 400 Dallas, Texas 75231
(Address of principal executive offices)

(214) 838-2687
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	CHANGE OF ADDRESS

On November 6, 2012, the Company’s Board of Directors approved the relocation of the Company’s headquarters to 10000 North Central Expressway, Suite 400, Dallas, Texas 75231 from 5100 Poplar Ave., Suite 2700, Memphis, Tennessee 38137.

On November 6, 2012, DEAC issued a press release announcing the change of address. A copy of the press release is filed herewith as Exhibit 9.01 and is incorporated herein by reference.

Exhibit Number	Description

9.01	Board of Directors Resolution dated November 6, 2012

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC ENERGY ALLIANCE CORP.

Dated: November 8, 2012	By:	/s/ James Michael Whitfield
James Michael Whitfield
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director